                     NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                     Clearwater, FL 33759-1340
                          (727) 726-0763

                NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc:
NOTICE IS HEREBY GIVEN that the 2000 Annual General Meeting of the Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") will be held at the Company's Corporate Office, located at 2454 McMullen Booth Road, Building C Suite 501B, Clearwater, FL.

                   WEDNESDAY, AUGUST 9, 2000

     at the hour of 9:00AM for the following purposes:

1.   to receive the Report of the Directors;

2. to receive the financial statements of the Company for its fiscal year ended March 31, 2000 and the report of the Auditors thereon;

3. to elect one director to hold office until the 2001 Annual General Meeting of Members and until his successor is duly elected and qualified and to elect two directors to hold office under the 2003 Annual General Meeting of Members and until each of their respective successors is duly elected and qualified;

4. to appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration.

5. to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on June 29, 2000 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, June 29, 2000.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
President

                     NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                    Clearwater, FL 33759-1340
                         (727) 726-0763



                     Supplemental Mailing List
                           Return Form


Dear Shareholder:

If you wish to have your name put on the Supplemental Mailing List of Nicholas Financial, Inc. (the "Company"), such that you shall be mailed copies of the Company's interim financial statements in respect of the present fiscal year, then complete this form and return it to the Company's registrar and transfer agent, Montreal Trust, whose address is 510 Burrard Street, 4th Floor, Vancouver, BC Canada V6C 3B9 or at the Corporate Headquarters of the Company, 2454 McMullen Booth Road, Building C Suite 501B, Clearwater, FL 33759-1340.


Name:(Please Print)

________________________________________________________________

Address:
_______________________________________________________________

_______________________________________________________________

Phone Number: _______________________________


Number and Class of Voting Securities Held:

_______________________________________________________________

Signature:

_____________________________________

                      NICHOLAS FINANCIAL, INC.
                        Building C #501B
                    2454 McMullen Booth Road
                     Clearwater, FL  33759
                         (727) 726-0763

            PROXY STATEMENT AND INFORMATION CIRCULAR
                 AS AT AND DATED JUNE 29, 2000

     This Proxy Statement and Information Circular accompanies the Notice of the 2000 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Wednesday August 9, 2000, at 9:00 a.m. (Clearwater, Florida time), at the Company's Corporate Office, located at 2454 McMullen Booth Road, Building C, Suite 501B, Clearwater, Florida, and is furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, together with this Proxy Statement and Information Circular and the accompanying proxy form ("Proxy"), are first being mailed on or about July 3, 2000 to members entitled to vote at the Meeting.

                     REVOCABILITY OF PROXY

      If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

      In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                PERSONS MAKING THE SOLICITATION

            THE ENCLOSED PROXY IS BEING SOLICITED BY
             THE BOARD OF DIRECTORS OF THE COMPANY
      Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

                  VOTING SHARES AND OWNERSHIP
              OF MANAGEMENT AND PRINCIPAL HOLDERS

      The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on June 29, 2000, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 2,352,008 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

      The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 29, 2000 regarding (i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.


        Name             Number of Shares     Percentage Owned
-----------------------------------------------------------------
Peter L. Vosotas (1)(2)      1,099,836               40.0%
Dr. Ellis P. Hyman(3)(4)        64,417                2.3%
Stephen Bragin (5)(6)           30,903                1.1%
Melvin S. Cutler (7)           129,533                4.7%
Alton R. Neal (8)                    -                  *
Ralph T. Finkenbrink(9)(10)     22,668                1.0%
                             ---------               -----
All directors and
officers as a group          1,347,357               49.1%
(6 persons) (11)             =========               =====


(1) Mr. Vosotas' business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(2) Includes 33,334 shares under options exercisable within 60 days and does not include 41,666 shares under options which are not exercisable within 60 days. Includes 333,333 shares under warrants exercisable within 60 days.
(3)  Dr.  Hyman's business address is 2700 East Bay Drive,  Largo,
     Florida 33771
(4) Includes 3,334 shares under options exercisable within 60 days and does not include 1,666 shares under options which are not exercisable within 60 days.
(5) Mr. Bragin's business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.
(6) Includes 3,334 shares under options exercisable within 60 days and does not include 1,666 shares under options which are not exercisable within 60 days.
(7)  Mr.  Cutler's business address is 306 Main Street, Worcester,
     MA 01608-1518.
(8) Mr. Neal's business address is 100 N. Tampa Street, Suite 1800, Tampa, Florida 33602
(9) Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(10) Includes 20,000 shares under options exercisable within 60 days and does not include 30,000 shares under options which are not exercisable within 60 days.
(11) Includes 60,002 shares under options exercisable within 60 days and does not include 74,998 shares under options which are not exercisable within 60 days. Includes 333,333 shares under warrants exercisable within 60 days.

      The directors have determined that all members of record as of the close of business on June 29, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

      Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

      If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company's auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

      Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

      Advance  Notice  of  the Meeting was published  pursuant  to
Section 111 of the Company Act at Vancouver, B.C. on June 8, 2000.

               PROPOSAL 1:   Election of Directors

     The Board of Directors recommends the following nominees for election as directors and urges each shareholder to vote "FOR" the nominees. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company's Board of Directors consists of five members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Members after their elections. Two Directors are to be elected at the Meeting to hold office for a term of three years expiring at the 2003 Annual General Meeting of Members, and until each of their respective successors shall have been duly elected and qualified. One of such nominees was appointed by the Company's Board of Directors to fill the vacancy created by increasing the size of the Board from four (4) to five (5) members. Additionally, another director is to be elected at the Meeting to hold office for a term of one year expiring at the 2001 Annual General Meeting of Members, and until their respective successor shall have been duly elected and qualified. This nominee was appointed by the Company's Board of Directors to fill the vacancy created by the resignation of William Taylor as a director on or about February 8, 2000. In the event any of such nominees is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. All of the nominees are residents of the United States.

     Certain information is set forth below for the nominees for directors, as well as for the director whose term of office will continue after the Meeting.

Name                      Age          Principal Occupation
                                       And Other Information

            Nominees for Director -Term to expire 2001

 Melvin S. Cutler         68      Mr.  Cutler  has  served  as  a
                                  director  of the Company  since
                                  May   17,  2000.  In  1972   he
                                  founded    Cutler   Associates,
                                  Inc.   an   architectural   and
                                  engineering   firm   and    has
                                  served   as  Chairman  of   the
                                  Board  since  inception.  Since
                                  1985  he has served as Chairman
                                  of the Board of Madison Bank.

            Nominees for Director -Term to expire 2003

 Alton C. Neal            55      Mr.   Neal  has  served  as   a
                                  director  of the Company  since
                                  May  17,  2000. He has been  in
                                  the  private  practice  of  law
                                  since  1975 and is currently  a
                                  partner  with Johnson, Blakely,
                                  Pope,  Bokor, Ruppel  &  Burns,
                                  Tampa,  Fl.  From  1994   until
                                  1999  he was a partner  in  the
                                  firm of Forlizzo & Neal.

 Dr. Ellis P. Hyman,      62      Dr.  Hyman  has  served  as   a
   D.D.S., P.A                    director  of the Company  since
                                  February  10,  1999  and  as  a
                                  director  of the Company's  two
                                  subsidiaries,   Nicholas   Data
                                  Services,  Inc.  and   Nicholas
                                  Financial,  Inc.,  since   1987
                                  and   1990,  respectively.  Dr.
                                  Hyman   has  been  in   private
                                  dental   practice   for    many
                                  years.


        Director Continuing in Office -Term to expire 2002

 Stephen Bragin           68      Mr.  Bragin  has  served  as  a
                                  director  of the Company  since
                                  February  10,  1999  and  as  a
                                  director  of the Company's  two
                                  subsidiaries,   Nicholas   Data
                                  Services,  Inc.  and   Nicholas
                                  Financial,  Inc.,  since   1987
                                  and  1990,  respectively.    He
                                  has   served   as   Development
                                  Director  of  the  College   of
                                  Fine  Arts, University of South
                                  Florida, for over five years.

        Director Continuing in Office -Term to expire 2001

 Peter L. Vosotas         58      Mr.    Vosotas   founded    the
                                  Company in 1985 and has  served
                                  as   Chairman  of  the   Board,
                                  Chief  Executive  Officer   and
                                  President  of the  Company  and
                                  each  of its subsidiaries since
                                  formation.

              PROPOSAL 2:  APPOINTMENT OF AUDITORS

      The Board of Directors recommends the approval of the appointment of Ernst & Young LLP as Auditors of the Company and
urges each member to vote "FOR" such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

      The Board of Directors proposes the appointment of Ernst & Young LLP, Chartered Accountants, as Auditors of the Company for the fiscal year ending March 31, 2000. Ernst & Young LLP have been the Company's Auditors since September 13, 1994. A representative of Ernst & Young LLP will be present at the Meeting. Such representative will be available to respond to appropriate questions and may make a statement if he or she so desires.

               EXECUTIVE OFFICERS AND COMPENSATION

         (Form 41, B.C. Securities Act and Regulations)

     The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Vice-President-Finance. Mr. Finkenbrink has served as Vice President-Finance of the Company since 1992. For the Company's most recently completed financial year, total cash compensation of US $354,595 was paid to the executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The following table sets forth certain information concerning compensation paid to or earned by each of the Company's executive officers for the fiscal years ended March 31, 2000, 1999 and 1998:


                   Summary Compensation Table

                                                      Long Term
   Name and                                          Compensation  All  Other
   Principal       Fiscal   Annual Compensation     Shares Under  Compensation
   Position         Year   Salary     Bonus   Other    Option         ($)
--------------------------------------------------------------------------------

PETER L. VOSOTAS   2000    $122,000  $117,595   Nil      75,000      8,200(2)
Chairman of the                                         333,333(1)
Board, Chief
Executive
Officer and
President

                   1999    $118,224  $ 60,000   Nil      50,000       Nil
                                                        333,333(1)

                   1998    $102,281    $7,500   Nil      33,332       Nil
                                                        333,333(1)

RALPH T.
FINKENBRINK        2000     $75,000   $40,000   Nil      50,000       6,174(3)
Vice-President
Finance
                   1999     $75,000   $14,500   Nil      30,000       Nil

                   1998     $64,961    $2,500   Nil      24,999       Nil


(1) Represents a bonus warrant exercisable at US $5.28/share until September 3, 2000 issued to Mr. Vosotas for guaranteeing the Company's indebtedness to BankAmerica under a US $45,000,000 line of credit.
(2) Amount in the table above for the year ended March 31, 2000 are pursuant to the Company's Retirement Plan. The amount is comprised of a $500 matching contribution based on the Company matching formula and $7,700 of Company contributed dollars based on the Company Profit Sharing Plan.
(3) Amount in the table above for the year ended March 31, 2000 are pursuant to the Company's Retirement Plan. The amount is comprised of a $500 matching contribution based on the Company matching formula and $5,674 of Company contributed dollars based on the Company Profit Sharing Plan.

Note: All of the above named executive's salaries are expressed in U.S. dollars and for fiscal 2000 exceeded $100,000 Cdn. Certain columns may have been omitted because there was no compensation awarded to, earned by or paid to any of the named executives required to be reported in such columns in the above table.

    The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2000 to the executive officers of the Company:


                     Option Grants During Fiscal 2000

                                                      Market
                                                     Value of
                             % of Total             Securities
                               Options              Underlying
                             Granted to             Options on
 Name of                      Employees   Exercise    Date of
Executive         Options     in Fiscal     Price      Grant      Expiration
 Officer          Granted(1)    2000      ($/Share)  ($/Share)       Date
-------------------------------------------------------------------------------
Peter L. Vosotas   25,000        36%        $4.75      $4.75    November 8, 2009

Ralph T.
Finkenbrink        20,000        29%        $4.75      $4.75    November 8, 2009


(1) Options granted are exercisable by the named executive officer to the extent of 33 1/3% of the shares subject to such options each year beginning on the first anniversary of the date of grant and expire on November 8, 2009.

The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2000 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.


            Aggregated Option Exercises in Fiscal 2000
                 and Fiscal Year-End Option Values



                                             Number of       Value of
                                            Unexercised     Unexercised
                                            Options at     in-the-Money
                                              Fiscal     Options at Fiscal
                  NumberOf    Aggregate      Year End       Year End (2)
    Name of        Shares      Value
    Executive    Acquiredon   Realized     Exercisable/      Exercisable/
    Officer       Exercise      (1)        Unexercisable    Unexercisable
-------------------------------------------------------------------------
Peter L. Vosotas    Nil         Nil        16,666/58,334    $24,582/$52,293

Ralph T.
Finkenbrink         Nil         Nil        10,000/40,000    $14,750/$32,000


(1) The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2) Potential value of the exercisable/unexercisable in the money options was calculated by taking the difference between the option exercise price and the closing price of the shares on March 31, 2000.

Employment Agreements

      Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement provides for a minimum base salary of $75,000 and annual performance bonuses as determined by the Company's Board of Directors. The original term of this agreement is for one year, however the agreement will automatically renew for successive two-year terms unless the Company provides to the Executive, at least sixty days prior to the expiration of the initial term, written notification that it intends not to renew this agreement. Mr. Finkenbrink' Employment Agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance payments, equal to two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.



                        BOARD OF DIRECTORS
Director Compensation

      During the fiscal year ending March 31, 2000, Directors of the Company who are not otherwise employed by the Company received $500 for each meeting of the Board of Directors attended plus an annual retainer of $1,000. During the fiscal year ended March 31, 2000, each eligible non-employee Director was granted non-qualified stock options to purchase 5,000 common shares at a price of US $5.35 per share. These option grants become exercisable to the extent of 33 1/3% of the shares subject to such options each year beginning on the first anniversary of the date of grant and expire on May 17, 2010.

General

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is currently comprised of Messrs. Hyman and Neal and is responsible for reviewing the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Compensation Committee is comprised of Messrs. Bragin and Cutler and is responsible for compensatory issues regarding Company officers.

      During the fiscal year ended March 31, 2000, the Board of Directors held four meetings and the Audit Committee and the Compensation Committee each held one meeting. All directors attended all meetings of the Board of Directors and all committees on which they served during the fiscal year ended March 31, 2000. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting, as permitted by applicable law.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company's Common shares and furnish copies of such reports to the Company. The Company believes that its insiders have complied with all Section 16(a) reporting requirements.


         INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

      No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 3, 1994, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, was granted a warrant to purchase 333,333 Common shares at a price of US $5.28 per share. This bonus warrant was granted in exchange for Mr. Vosotas' guarantee of the Company's indebtedness to BankAmerica under its line of credit facility. On September 3, 2000 the warrant expires.

     In April 1996, Dr. Ellis Hyman, currently a Director of the Company, agreed to subordinate $200,000 of debt at 12% interest with semi-annual interest payments only. The entire principal balance plus accrual interest is due on April 20, 2000. Dr. Hyman has the option of converting the note into Common shares of the Company at a price of $5.00 per share. On April 20, 2000 the Company elected, pursuant to the terms of the above note, to repay the entire principal balance plus all accrued interest.

      INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company's last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

                        MEMBER PROPOSALS

      The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2001 Annual General Meeting of Members is March 3, 2001. After May 17, 2001, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2001 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

                         OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

                     NICHOLAS FINANCIAL, INC.
                         Building C #501B
                     2454 McMullen Booth Road
                    Clearwater, FL  33759-1340
                          (727) 726-0763

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
              NICHOLAS FINANCIAL, INC.(the "Company")

           PROXY FOR THE 2000 ANNUAL GENERAL MEETING OF
         MEMBERS TO BE HELD ON WEDNESDAY, AUGUST 9, 2000.

The undersigned member of Nicholas Financial, Inc. (the "Company") hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing him, Ralph T. Finkenbrink, Vice-President-Finance of the Company, or
, as nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 2000 Annual General Meeting of Members of the Company to be held on August 9, 2000 and at any adjournment thereof and, on a poll, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:



1. a.   To elect as directors all the persons named in 1.(b) below:

       In favour:          Against             Withhold Vote:

   OR

   b.   To elect as a director:


   Ellis P. Hyman          In favour:          Withhold Vote:
   (to serve until 2003)

   Alton  R. Neal          In favour:          Withhold Vote:
   (to serve until 2003)

   Melvin  S. Cutler       In favour:          Withhold Vote:
   (to serve until 2001)


2. To appoint Ernst & Young LLP, as Auditors of the Company for the fiscal year ending March 31, 2001:

   In favour:          Against:            Withhold vote:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS UPON EACH PERSON NAMED HEREIN AS A NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The  undersigned  hereby acknowledges receipt of the Notice of
the   2000   Annual   General   Meeting  of  Members  and  the
accompanying Proxy Statement  and  Information  Circular dated
June 29, 2000.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this _______  day of _____________________________, 2000.

                                   Number of Shares Held:


______________________________     ______________________________
Name (Please Print)


__________________________________________________
Address

__________________________________________________


______________________________
Signature

                      NOTES TO FORM OF PROXY


1. IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2. This Form of Proxy must be signed by the member or his attorney authorized in writing or, if the member is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy, and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, at 510 Burrard Street, Vancouver, B.C., V6C 3B9, or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1340 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.